UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_________________________

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
April 8, 2015 ( April 7, 2015)

Liberated Energy, Inc.
(Exact name of registrant as specified in its charter)

NEVADA
(State or other jurisdiction of incorporation)

000-55177
(Commission File No.)

2 Coleman Court
Southampton, New Jersey   08088
(Address of principal executive offices and Zip Code)

(845) 610-3817
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01     REGULATION FD DISCLOSURE.

On April 7, 2015, we announced the following:

•	We have launched our retail website www.theguardlite.com for consumers and distributors to order alternative energy lighting and security products;
•	We have begun signing distributors to sell the Guard Lite directly and through satellite dealership. We have signed six distributors;
•	We will have a full page article in "Owners Perspective" the official publication of Construction Owners Association of America magazine;
•	We have begun shipping orders;
•	We continues to work on securing financing based on factoring orders/distributor agreements, and inventory, and are continuing to retire older, convertible debt acquired under previous management.

We plan to prioritize marketing and distribution in the coming months.

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS.

Exhibits	Document Description

99.1	Press Release dated April 7, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated this 7th day of April, 2015.

Liberated Energy, Inc.

BY:	BRIAN CONWAY_____________________
Brian Conway President, Director, Chief Executive Officer, Chief Financial Officer and member of the Board of Directors